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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    May 16, 2003
                                                   --------------



                        CHILDTIME LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its Charter)




          Michigan                       0-27656               38-3261854
----------------------------             -------             -------------
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)



              21333 Haggerty Road, Suite 300, Novi, Michigan 48375
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (248) 697-9000
                                                          ----------------


      38345 West 10 Mile Road, Suite 100, Farmington Hills, Michigan 48335
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1 - 4.      NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On May 16, 2003, the Company entered into the Indenture and the First Supplemental Indenture, attached hereto as Exhibits 99.1 and 99.2, respectively, with U.S. Bank National Association, a national banking association, as trustee.

         On May 19, 2003, the Company issued the press release attached hereto as Exhibit 99.3, announcing the completion of its rights offering. The information contained in the press release is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b)         NOT APPLICABLE.

         (c)               EXHIBITS.

                            99.1 Indenture, dated as of May 16, 2003, between the Company and U.S. Bank National Association.

                            99.2 First Supplemental Indenture, dated as of May 16, 2003, between the Company and U.S. Bank National Association.

                            99.3    Press Release issued May 19, 2003,
                                    announcing the completion of the Company's rights offering.

ITEMS 8 AND 9.    NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHILDTIME LEARNING CENTERS, INC.


Date:  May 19, 2003              By:  /s/ Frank M. Jerneycic
                                    --------------------------------------------
                                    Frank M. Jerneycic
                                    Its: Chief Financial Officer and Treasurer


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EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
99.1     Indenture, dated as of May 16, 2003, between the Company and U.S. Bank
         National Association.

99.2     First Supplemental Indenture, dated as of May 16, 2003, between the
         Company and U.S. Bank National Association.

99.3 Press Release issued May 19, 2003, announcing the completion of the Company's rights offering.